 EXHIBIT 10.32 - EMPLOYMENT CONTRACTS - Senior Management

Baltia Air Lines
Cofounder's Employment Contract
for
Barry Clare

This Cofounder's Employment Contract ("Contract") is entered into between Baltia Air Lines, Inc. ("Baltia", "Company") and Barry Clare ("Clare").

Whereas, Igor Dmitrowsky, Founder and President of Baltia ("President" ), has named Clare as Most Senior Cofounder of Baltia and Baltia provides this Contract to Clare in recognition of his commitment to launching this airline and to advancing its business going forward.

The parties agree as follows:

Position	Clare agrees to work as Vice President of Finance implementing the President's direction. He will serve on his own recognizance.

Salary	The Company agrees to pay Clare annual salary of $270,000. Paid bi-weekly. (During the initial three months from the effective date the salary will be at 70%).

Benefits	The Company will provide Clare health insurance (as such insurance is placed).

Expenses	The Company will cover Clare' s reasonable expenses in the conduct of the Company business.

Term	The provisions of this Contract take effect upon the date of commencement of revenue flight operations by Baltia (effective date) and will continue for five years from that date. This Contract supersedes any previous agreements , if any.

Indemnity	The Company agrees to indemnify and hold harmless Clare for his actions in the conduct of the Company business. The Company shall maintain D&O liability insurance.

This is the complete agreement. The Contract may be modified in writing.

Except as otherwise required by law, the parties will keep this Contract and its provisions confidential.

This Contract shall be governed by the Laws of the State of New York. Venue is New York.

The parties have executed this Contract on August 25, 2014.

Baltia Air Lines Inc. By: __ /signed/ ______________________ Igor Dmitrowsky, President & CEO	Most Senior CoFounder Barry Clare By: __ /signed/ ______________________ Barry Clare

Baltia Air Lines
Cofounder's Employment Contract
for
Walter Kaplinsky

This Cofounder's Employment Contract ("Contract") is entered into between Baltia Air Lines, Inc. ("Baltia", "Company") and Walter Kaplinsky ("Kaplinsky").

Whereas, Igor Dmitrowsky, Founder and President of Baltia("President"), has named Kaplinsky as a Cofounder of Baltia and Baltia provides this Contract to Kaplinsky in recognition of his dedication to help launch this airline and to help advance its business going forward.

The parties agree as follows:

Position	Kaplinsky agrees to serve as Corporate Secretary implementing the President's direction. He will serve on his own recognizance.
The Company agrees to pay Kaplinsky annual salary of $72,000. Paid bi-weekly. (During the initial three months from the effective date the salary will be at 70%).

Benefits	The Company will provide Kaplinsky health insurance (as such insurance is placed).

Expenses	The Company will cover Kaplinsky's reasonable expenses in the conduct of business.

Term	The provisions of this Contract take effect upon the date of commencement of revenue flight operations by Baltia (effective date) and will continue for five years from that date.

This Contract supersedes any previous agreements, if any. This is the complete agreement. The Contract may be modified in writing.

Except as otherwise required by law, the parties will keep this Contract and its provisions confidential.

This Contract shall be governed by the Laws of the State of New York. Venue is New York.

The parties have executed this Contract on August 25, 2014.

Baltia Air Lines Inc. By: __ /signed/ ______________________ Igor Dmitrowsky, President & CEO	CoFounder Walter Kaplinsky By: __ /signed/ ______________________ Walter Kaplinsky

Baltia Air Lines
Cofounder's Employment Contract
for
Russell Thal

This Cofounder's Employment Contract ("Contract") is entered into between Baltia Air Lines, Inc. ("Baltia", "Company") and Russell Thal ("Thal").

Whereas, Igor Dmitrowsky, Founder and President of Baltia ("President"), has named Thal as a Senior Cofounder of Baltia and Baltia provides this Contract to Thal in recognition of his commitment to help launch this airline and to help advance its business going forward.

The parties agree as follows:

Position	Thal agrees to work as Executive Vice President implementing the President's direction. He will serve on his own recognizance.

Salary	The Company agrees to pay Thal annual salary of $230,000. Paid bi-weekly. (During the initial three months from the effective date the salary will be at 70% ).
Benefits	The Company will provide Thal health insurance (as such insurance is placed).

Expenses	The Company will cover Thal's reasonable expenses in the conduct of the Company business.

Indemnity	The Company agrees to indemnity and hold harmless Thal for his actions in the conduct of the Company business. The Company shall maintain D&O liability insurance.

Term	The provisions of this Contract take effect upon the date of commencement of revenue flight operations by Baltia (effective date) and will continue for five years from that date.

This Contract supersedes any previous agreements, if any. This is the complete agreement. The Contract may be modified in writing.

Except as otherwise required by law, the parties will keep this Contract and its provisions confidential.

This Contract shall be governed by the Laws of the State of New York. Venue is New York.

The parties have executed this Contract on August 25, 2014.

Baltia Air Lines Inc. By: __ /signed/ ______________________ Igor Dmitrowsky, President & CEO	Senior CoFounder Russell Thal By: __ /signed/ ______________________ Russell Thal

Baltia Air Lines
Founder's Employment Contract

This Founder's Employment Contract ("Contract") is entered into between Baltia Air Lines, Inc. ("Baltia", "Company", "airline") and Igor Dmitrowsky ("Dmitrowsky").

Whereas, Baltia provides this Contract to its Founder and President Dmitrowsky in recognition of his leadership and to lead it going forward.

The parties agree as follows:

Position	Dmitrowsky agrees to hold the position of President and CEO. He will serve on his own recognizance.

Stock	The Company agrees to issue to Dmitrowsky 150,000,000 common shares upon the Company's receipt of the Air Carrier Certificate and 50,000,000 common shares upon the commencement of revenue flight operations.

Salary	The Company agrees to pay Dmitrowsky annual salary of $460,000. Paid bi-weekly. (During the initial three months from the effective date the salary will be at 70%).
Benefits	The Company will provide Dmitrowsky health insurance (as such insurance is placed).

Expenses	The Company will cover Dmitrowsky's reasonable expenses in the running of business, and indirect reasonable personal expenses relative to his service commitment.

Indemnity	The Company agrees to indemnify and hold harmless Dmitrowsky for his actions in the running of business. The Company shall maintain D&O liability insurance. The indemnity and the D&O insurance shall continue for five years following departure.

Term	The above provisions of this Contract take effect upon the date of Baltia's receipt of Air Carrier Certificate and shall continue for five years from that date. Exception: Severance provision commences on the execution date of this contract.

Severance	The Company agrees that if it terminates Dmitrowsky at any time during the period commencing on the date the execution of this contract through the end of the five year Term (Severance Period), then on the termination date the Company shall pay Dmitrowsky his accrued salary for the remainder of the Term plus $5,000,000.

The Company agrees that if Dmitrowsky at his discretion elects to leave during the Severance Period, then on the departure date the Company shall pay Dmitrowsky his accrued salary for the remainder of the Term plus $2,000,000.

This Contract supersedes any previous agreements, if any. This is the complete agreement. The Contract may be modified in writing.

Except as otherwise required by law, the parties will keep this Contract and its provisions confidential.

This Contract shall be governed by the Laws of the State of New York. Venue is New York.

The parties have executed this Contract on August 25, 2014.

Baltia Air Lines Inc. By: __ /signed/ ______________________ Walter Kaplinsky, Secretary	Founder By: __ /signed/ ______________________ Igor Dmitrowsky